SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              APRIL 25, 2000
                                                 ---------------------------



                     WASHINGTON REAL ESTATE INVESTMENT TRUST
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                       1-6622                 53-0261100
    ------------------------------------------------------------------------
(State or other jurisdiction of      (Commission File         (IRS Employer
       incorporation)                    Number)          Identification Number)



  6110 Executive Boulevard, Suite 800, Rockville, Maryland       20852
  ----------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (301) 984- 9400
                                                   -----------------

Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated April 25, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                  Exhibit
                  Number
                  ------
                  99.1       Press Release, April 25, 2000, entitled
                             "Supplemental Data"

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                     ---------------------------------------
                                  (Registrant)




                           By: /s/ Larry E. Finger
                              --------------------------------------------
                                                     (Signature)

                                 Larry E. Finger
                                 Senior Vice President
                                 Chief Financial Officer



         April 25, 2000
        --------------------
              (Date)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                     ---------------------------------------
                                  (Registrant)




                           By:
                              --------------------------------------------
                                          (Signature)

                                 Larry E. Finger
                                 Senior Vice President
                                 Chief Financial Officer



         April 25, 2000
        --------------------
              (Date)

Exhibit
Number
------
99.1              Press Release, April 25, 2000, entitled "Supplemental Data"